DEBENTURE AND WARRANT PURCHASE AGREEMENT

This Debenture and Warrant Purchase Agreement (this “Agreement”), dated as of September __, 2009, is made by and between Innovative Card Technologies, Inc., a Delaware corporation (the “Company”), and the Purchasers signatory hereto (collectively, the “Purchasers”).

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.           Issuance of Debenture and Warrant.  The Company hereby agrees to issue to the Purchasers against payment therefor as described herein, a debenture of the Company in the aggregate principal amount of up to $1,000,000 (the “Subscription Amount”) and common stock purchase warrants, which debentures (a “Debenture”) and warrants (the “Warrants”) shall be in the form of the debentures and warrants as restated pursuant to that certain Waiver, Amendment and Exchange Agreement (“Amendment Agreement”), dated as of the date hereof, by and among the Company and the Purchaser.  Subject to the terms and conditions hereunder, at the closing, the Company shall deliver to the Purchaser the Debenture and Warrant, and the Purchaser shall cancel certain obligation owed by the Company to holder in the amount of the Subscription Amount.

2.           Documents.  The rights, obligations and covenants of the Purchaser and of the Company with respect to the Debentures and Warrants and the shares of Common Stock issuable under the Debenture and Warrants (the “Underlying Shares”) shall be identical, as to the Debentures, Warrants and Underlying Shares, in all respects to the rights, obligations and covenants of the Purchaser and the Company with respect to the debentures, warrants and the underlying shares issued pursuant to those certain Securities Purchase Agreements, dated January 8, 2008 and April 15, 2008 among the Company and the Purchasers signatory thereto (the “Purchase Agreements”), as amended by the Amendment Agreement. Defined terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreements.

3.           Representations and Warranties of the Company.  The Company hereby makes the following representations and warranties set forth below to the Purchasers as of the date of its execution of this Agreement:

(a)           Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder in accordance with the terms hereof.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith.  This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)            No Conflicts.  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, subject to the terms hereof and thereof, do not and will not: (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(c)           Issuance of the Debentures and Warrants.  The Debentures and Warrants are duly authorized and, upon the execution of this Agreement by the Purchasers, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Debenture and Warrants.  The Underlying Shares, when issued in accordance with the terms of the Debentures and Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company.  Subject to the receipt of the Authorized Share Approval, the Company will have reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Underlying Shares.

(d)           Affirmation of Prior Representations and Warranties.  Except as set forth in this Section and on Schedule 3(d) hereto, the Company hereby represents and warrants to each Purchaser that the Company’s representations and warranties listed in Section 3.1 of the Purchase Agreements, as supplemented by the disclosures set forth in this Section and in the disclosure schedule to the Purchase Agreements, are true and correct as of the date hereof.

4.           Representations and Warranties of the Purchaser.  Each Purchaser hereby represents and warrants as of the date hereof to the Company as follows:

(a)            Authority.  The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser.  This Agreement has been duly executed by such Purchaser and, when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)           Own Account.  Such Purchaser (i) understands that the Debentures and Warrants are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law, (ii) is acquiring the Debentures and Warrants as principal for its own account and not with a view to or for distributing or reselling such Debentures or Warrants or any part thereof in violation of the Securities Act or any applicable state securities law, (iii) has no present intention of distributing any of such securities in violation of the Securities Act or any applicable state securities law and (iv) has no arrangement or understanding with any other persons regarding the distribution of such Debenture and Warrant (this representation and warranty not limiting such Purchaser’s right to sell the Underlying Shares pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law.  Such Purchaser is acquiring the Debenture and Warrant hereunder in the ordinary course of its business.

(c)           Purchaser Status.  At the time such Purchaser was offered the Debentures and Warrants, it was, and as of the date hereof it is, and on each date on which it converts the Debenture and exercises the Warrants it will be an “accredited investor” as defined in Rule 501 under the Securities Act.  Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d)           Experience of Purchasers.  Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Debenture and Warrant, and has so evaluated the merits and risks of such investment.  Such Purchasers is able to bear the economic risk of an investment in the Debenture and Warrant and, at the present time, is able to afford a complete loss of such investment.

(e)           General Solicitation.  Such Purchaser is not purchasing the Debentures and Warrants as a result of any advertisement, article, notice or other communication regarding such securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

5.           Legal Opinion.  Concurrently herewith, the Company hereby agrees to cause its legal counsel to issue a legal opinion to the undersigned Purchasers regarding this Agreement and the issuance of the Debenture and Warrant, in form and substance reasonably acceptable to the Purchasers.

6.           Public Disclosure.  On or before 8:30 am (Eastern Time) on the Trading Day immediately following the date hereof, the Company shall file a Current Report on Form 8-K, reasonably acceptable to the Purchasers disclosing the material terms of the transactions contemplated hereby and attaching this Agreement as an exhibit thereto.  The Company shall consult with the Purchasers in issuing any other press releases with respect to the transactions contemplated hereby.

7.           Fees and Expenses.  At the closing, the Company agrees to reimburse to TR Winston & Co., LLC (“TRW”) for any legal fees and expenses incurred in connection herewith.  Except as expressly set forth herein, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

8.           Use of Proceeds.  The Company shall use the net proceeds from the sale of the Debentures and Warrants hereunder for general working capital needs.

9.           Entire Agreement.  This Agreement, together with the exhibits and schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

10.         Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

11.         Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Purchasers holding at least 70% of the principal amount of the Debentures then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.

12.         Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

13.         Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Purchaser. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of the Purchaser (except by merger).  The Purchaser may assign their rights hereunder in the manner and to the persons as permitted under the Debenture and Warrants.

14.         No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.10.

15.         Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of the transaction documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other transaction documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the transaction documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.   If either party shall commence an action or proceeding to enforce any provisions of the transaction documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

16.         Execution and Counterparts.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

17.         Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

18.         Independent Nature of Purchasers' Obligations and Rights.  The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.  For reasons of administrative convenience only, Purchasers and their respective counsel have chosen to communicate with the Company through Weinstein Smith LLP (“WS”).  WS does not represent all of the Purchasers but only TRW. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

19.         Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement and the transaction documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the transaction documents or any amendments hereto. In addition, each and every reference to share prices in this Agreement and the Debentures and the Warrants shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

20.         Secured Obligation.  The parties acknowledge and agree that the obligations of the Company under this Agreement and the Debenture, are subject to the security interest granted by the Company and its Subsidiaries pursuant to those certain Security Agreements and Subsidiary Guarantees entered into in connection with the Purchase Agreements and that such obligations are “Obligations” under such Security Agreements and are guaranteed by the Subsidiaries pursuant to any Subsidiary Guarantees entered into in connection therewith.  The Company and the Subsidiaries shall take any and all actions as may be necessary or appropriate in order to grant the Purchasers a first priority security interest in the assets of the Company and the Subsidiaries, including all UCC-1 filing receipts if required.

 [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Debenture and Warrant Purchase Agreements to be duly executed by their respective authorized signatories as of the date first indicated above:

INNOVATIVE CARD TECHNOLOGIES, INC.

By:
Name:
Title:

********************

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR HOLDERS FOLLOW]

[HOLDER'S SIGNATURE PAGE TO INVC DEBENTURE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Amendment Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ________________________________________________________

Signature of Authorized Signatory of Purchaser: __________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Email Address of Purchaser: ________________________________________________

Facsimile Number of Purchaser: ________________________________________________

Address for Notice of Purchaser:

Subscription Amount: _____________

Warrant